EXHIBIT 99.1



                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March 6, 2000 (the "Effective Date") by and between VeriSign, Inc., a Delaware corporation ("Parent"), and SAIC Venture Capital Corporation, a Nevada corporation (the "Holder"), who immediately prior to the Effective Time of the Merger (as defined below) is a stockholder of Network Solutions, Inc., a Delaware corporation ("NSI").

                                    RECITALS

     A. Parent, NSI and Nickel Acquisition Corporation ("Merger Sub") have entered into an Agreement and Plan of Merger (the "Plan") dated as of the date hereof, pursuant to which Merger Sub will merge with and into NSI in a reverse triangular merger with NSI to be the surviving corporation of the Merger (the "Merger"). Capitalized terms used herein and not defined herein shall have the meanings given in the Merger Agreement.

     B. In connection with the Merger, Parent desires to grant to Holder certain registration rights with respect to the shares of the Parent Common Stock that are issued to Holder in the Merger (the "Merger Shares"), subject to the terms and conditions set forth in this Agreement.

     In consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:

     1. REGISTRATION RIGHTS.

          1.1 Definitions. For purposes of this Section 1:

          (a) Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement.

          (b) Registrable Securities. The term "Registrable Securities" means:
(1) all of the Merger Shares, and (2) any shares of Common Stock of Parent issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Merger Shares; excluding in all cases, however, any Registrable Securities sold in a public offering pursuant to a registration statement filed with the SEC or sold to the public pursuant to Rule 144 promulgated under the Securities Act ("Rule 144") or Rule 145 under the Securities Act ("Rule 145") or otherwise.

          (c) Prospectus. The term "Prospectus" shall mean the prospectus included in any Registration Statement filed pursuant to the provisions hereof (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the

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Securities Act), as amended or supplemented by any prospectus supplement
(including, without limitation, any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement), and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          (d) SEC. The term "SEC" or "Commission" means the U.S. Securities and Exchange Commission.

          1.2 Demand Registration.

          (a) Request by Holders. Any time after six months following the date of this Agreement, if the Parent shall receive a written request from the Holder that Parent file a registration statement under the Securities Act covering the registration of not less than 2,000,000 shares of Registrable Securities pursuant to this Section 1.2, then Parent shall, as soon as practicable, effect the registration under the Securities Act of all Registrable Securities that Holder requests to be registered and included in such registration.

          (b) Underwriting. If the Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, then it shall so advise the Parent as a part of its request made pursuant to this Section 1.2(a). The Holder shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Holder, which managing underwriter or underwriters shall be reasonably satisfactory to the Parent. Notwithstanding any other provision of this Section 1.2, if the underwriter(s) advise(s) the Parent in writing that marketing factors require a limitation of the number of securities to be underwritten then the Parent shall so advise the Holder, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated first to the Holder and second to the Parent or other stockholders of the Parent; provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Parent are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

          (c) Maximum Number of Demand Registrations. The Parent is obligated to effect only one such registration during any six month period and three (3) such registrations in the aggregate pursuant to this Section 1.2.

          (d) Deferral. Notwithstanding the foregoing, if the Parent shall furnish to Holder, a certificate signed by the President or Chief Executive Officer of the Parent stating that in the good faith judgment of the Board of Directors of the Parent, it would be seriously detrimental to the Parent and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Parent shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the Holder; provided, however, that the Parent may not utilize this right more than once in any twelve month period.

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          (e) Expenses. All expenses incurred in connection with a registration pursuant to this Section 1.2, including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Parent, (but excluding underwriters' discounts and commissions), shall be borne by the Parent. The Holder shall bear a proportionate share (based on the total number of shares sold in such registration for the account of the Holder) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering and the fees and disbursements of any separate counsel retained by the Holder. Notwithstanding the foregoing, the Parent shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section
1.2 if the registration request is subsequently withdrawn at the request of the Holder, unless the Holder agrees to forfeit its right to demand registration pursuant to this Section 1.2; provided, further, however, that if at the time of such withdrawal, the Holder has learned of a material adverse change in the condition, business, or prospects of the Parent not known to the Holder at the time of its request for such registration and has withdrawn its request for registration with reasonable promptness after learning of such material adverse change, then the Holder shall not be required to pay any of such expenses and shall retain its rights pursuant to this Section 1.2.

          1.3 Piggyback Registrations. The Parent shall notify the Holder in writing at least thirty days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Parent (excluding registration statements relating to any employee benefit plan or a corporate reorganization) and will afford Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by Holder. Holder shall, within twenty days after receipt of the above-described notice from the Parent, so notify the Parent in writing, and in such notice shall inform the Parent of the number of Registrable Securities Holder wishes to include in such registration statement. If Holder decides not to include or does not sell all of its Registrable Securities in any registration statement thereafter filed by the Parent, Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Parent with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          (a) Underwriting. If a registration statement under which the Parent gives notice under this Section 1.3 is for an underwritten offering, then the Parent shall so advise the Holder. In such event, the right of Holder's Registrable Securities to be included in a registration pursuant to this
Section 1.3 shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Registrable Securities in the underwriting to the extent provided herein. Holder, when proposing to distribute its Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to shareholders exercising any demand registration rights, second to the Parent, and third, to the Holder. If Holder disapproves of the terms of any such underwriting, Holder may elect to withdraw therefrom by written notice to the Parent and the underwriter, delivered at least ten
(10) days prior to the effective date of the

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registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

          (b) Expenses. All expenses incurred in connection with a registration pursuant to this Section 1.3 (excluding underwriters' and brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Parent shall be borne by the Parent.

          1.4 Obligations of the Parent. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Parent shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable, diligent efforts to cause such registration statement to become effective, and, upon the request of Holder, keep such registration statement effective for up to ninety days.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

          (d) Use reasonable, diligent efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Holder, provided that the Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify Holder at any time when a prospectus relating to the Registrable Securities covered by such registration statement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          1.5 Furnish Information. It shall be a condition precedent to the obligations of the Parent to take any action pursuant to Sections 1.2 or 1.3 that Holder shall furnish to the

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Parent such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to timely effect the registration of its Registrable Securities.

          1.6 Delay of Registration. Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.7 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 1.2 or 1.3:

          (a) By the Parent. To the extent permitted by law, the Parent will indemnify and hold harmless Holder, any officer or director of Holder, any underwriter (as defined in the Securities Act) for Holder and each person, if any, who controls Holder or such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "Exchange Act") against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, "Violations" and, individually, a "Violation"):

          (1) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

          (2) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

          (3) any violation or alleged violation by the Parent of the Securities Act or Exchange Act, any U.S. federal or state securities law or any rule or regulation promulgated under the Securities Act or Exchange Act, or any U.S. federal or state securities law in connection with the offering covered by such registration statement.

and the Parent will reimburse Holder, any officer or director of Holder, underwriter or such controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Parent (which consent shall not be unreasonably withheld), nor shall the Parent be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Holder, such underwriter or controlling person.

          (b) By Holder. To the extent permitted by law, Holder will indemnify and hold harmless the Parent, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Parent within the meaning of the Securities Act and any underwriter against any losses, claims or liabilities to which such person

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may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Holder expressly for use in connection with such registration; and Holder will reimburse any legal or other expenses reasonably incurred by the Parent or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by Holder under this subsection 1.7(b) in respect of any Violation, together with the amount of any damages that such Holder, its directors, officers or any person who controls such Holder has otherwise been required to pay by reason of such Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

          (c) Notice. Promptly after receipt by an indemnified party under this
Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

          (d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Parent and Holder are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, but only to the extent such failure to deliver the Final Prospectus is the fault of the indemnified party or any person acting on such indemnified person's behalf.

          (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (1) Holder or

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any controlling person of Holder, makes a claim for indemnification pursuant to this Section 1.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.7 provides for indemnification in such case, or (2) contribution under the Securities Act may be required on the part of Holder or any such officer, director or controlling person in circumstances for which indemnification is provided under this Section 1.7; then, and in each such case, the Parent and Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative faults of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Parent, on the one hand, or by the Holder, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parent and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 1.7(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding any other provision in this
Section 1.7, (A) Holder will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by Holder pursuant to such registration statement less the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          (f) Survival. The obligations of the Parent and Holder under this
Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

          1.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Parent, the Parent agrees to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Parent for an offering of its securities to the general public;

          (b) Use reasonable, diligent efforts to file with the Commission in a timely manner all reports and other documents required of the Parent under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

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          (c) So long as Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Parent as to its compliance with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Parent, and such other reports and documents of the Parent as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing Holder to sell any such securities without registration.

          1.9 Termination of the Parent's Obligations. The Parent shall have no obligations pursuant to Sections 1.2 and 1.3 with respect to (a) any request or requests for registration made by Holder after March 6, 2005, or (b) any Registrable Securities proposed to be sold by Holder in a registration pursuant to Section 1.2 or 1.3 if the Parent has delivered a written opinion addressed to Holder to the effect that all such Registrable Securities proposed to be sold by Holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 or Rule 145 without restrictions with respect to notice, manner of sale or current public information as provided in such Rules.

          1.10 Termination of NSI Registration Rights. Upon the effectiveness of the Merger, all of the Holders rights and NSI's obligations under the Registration Rights Agreement between them shall be terminated and shall be of no further force or effect.

     2. GENERAL PROVISIONS.

          2.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given upon delivery either by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following address or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

          (a) if to Parent, at:

              VeriSign, Inc.
              1360 Charleston Road
              Mountain View, CA  94043
              Attention: Chief Financial Officer
              Facsimile: 650) 961-7300

              with a copy to:

              Fenwick & West LLP
              Two Palo Alto Square
              Palo Alto, CA  94306
              Attention: Gordon K. Davidson
                         Douglas N. Cogen
              Facsimile: (650) 494-1417

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          (b) If to Holder:

              SAIC Venture Capital Corporation
              3753 Howard Hughes Parkway, Suite 200
              Las Vegas, Nevada 89109
              Attn: Ira J. Miller
                    President

Any party hereto may by notice so given provide and change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

          2.2 Entire Agreement. This Agreement and the Plan constitute and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

          2.3 Amendment of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Parent and Holder. Any amendment or waiver effected in accordance with this Section 2.3 shall be binding upon Holder and Parent.

          2.4 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws.

          2.5 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to the illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provisions of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

          2.6 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

          2.7 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Section shall be void.

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          2.8 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

          2.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          2.10 Attorneys' Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

          2.11 Legends.

          Holder understands that prior to the effectiveness of the Registration Statement certificates or other instruments representing any of the Registrable Securities acquired by Holder will bear legends substantially similar to the following, in addition to any other legends required by federal or state laws:

          THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 145(d) OF SUCH ACT.

          Holder agrees that, in order to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legends, or elsewhere herein, Parent may, prior to the effectiveness of the Registration Statement issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing Registrable Securities, or if Parent transfers its own securities, that it may make appropriate notations to the same effect in Parent's records.

          2.12 Waiver of Jury Trial. EACH OF COMPANY AND HOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF COMPANY OR HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                                   * * * * *

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     IN WITNESS WHEREOF, the parties hereto have caused this Registration
Rights Agreement to be executed by their duly authorized respective officers as of the date first above written.

                                     VERISIGN, INC.


                                     By:
                                        -------------------------------------
                                        Name:
                                        Title:



                                     SAIC VENTURE CAPITAL CORPORATION


                                     By:
                                        -------------------------------------
                                        Name:
                                        Title

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